                                                                 EXHIBIT (23)(c)








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 4, 2000 included or incorporated by reference in CMS Energy Corporation's Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.



                                                      /s/ Arthur Andersen LLP

Detroit, Michigan,
October 13, 2000